Supplement dated October 29, 2015 to the Flexible Premium Variable Annuity Prospectuses Listed Below Issued by Integrity Life Insurance Company Through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)	May 1, 2015

Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon); Pinnacle IV (July 16, 2001 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)

May 1, 2015
Pinnacle V (post 1-1-12)	May 1, 2015

This supplement to the prospectuses identified above describes changes to the variable annuity contracts issued by Integrity Life Insurance Company.  Please retain this supplement for future reference.

The following changes will be effective on or about December 4, 2015.

Touchstone VST Fund Mergers

Touchstone Advisors, Inc., advisor to the Touchstone Variable Series Trust funds, has announced it intends to complete the mergers listed below on or about December 4, 2015, subject to shareholder approval.   If the mergers occur, we will support them by replacing the Variable Account Options corresponding to the merging funds with the Variable Account Option corresponding to the surviving funds after the merger in your variable annuity:

Merging Variable Account Options	Surviving Variable Account Options
Touchstone VST Baron Small Cap Growth Fund →	Touchstone VST Focused Fund
Touchstone VST Third Avenue Value Fund →	Touchstone VST Focused Fund
Touchstone VST High Yield Fund →	Touchstone VST Active Bond Fund

Any Account Value you have in the Merging Variable Account Options at the end of the Business Day on December 4, 2015 (or other date the merger may occur) will be transferred to the Surviving Variable Account Options.  You will not incur transfer charges and the transfers will not count toward the 12 free transfers allowed each Contract Year.

If you are invested in both a Merging Variable Account Option and its corresponding Surviving Variable Account Option, you may be over allocated to the Surviving Variable Account Option after the merger.  Please contact your financial representative to review your investment allocations.  If you wish to change your allocation, please provide us with your written instructions at the address listed below.

Future Contributions and Systematic Programs — Any future contributions and purchases made through an automated program (such as asset rebalancing, systematic contribution, systematic transfer or dollar cost averaging) that are currently directed to one of the Merging Variable Account Option will be redirected to the corresponding Surviving Variable Account Option.  You can provide different directions for your future contributions or automated program allocations by contacting us or your financial representative.

Guaranteed Living Benefit Riders — If you purchased a Guaranteed Minimum Withdrawal Benefit rider, a Guaranteed Lifetime Income Advantage Rider, or a Guaranteed Lifetime Income Advantage Plus Rider,  these mergers will take effect as described above.  Your allocations will remain in compliance with all investment requirements associated with your rider.  You do not need to do anything.

The information in Appendix G is amended by eliminating the Touchstone VST Baron Small Cap Growth fund, the Touchstone VST Third Avenue Value fund and the Touchstone VST High Yield fund and by replacing the information about the Touchstone VST Focused fund and the Touchstone VST Active Bond fund with the following:

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Contractual Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
Touchstone VST Active Bond (24), (25), (27-1)	0.40%	0.00%	0.39%	0.01%	0.80%	0.00%	0.80%
Touchstone VST Focused (24-1), (25), (26-1)	0.70%	0.00%	0.44%	0.00%	1.14%	0.01%	1.14%

(24)              Management fees have been restated to reflect contractual changes in the funds’ investment advisory agreement effective March 1, 2015.

(24-1)   Management Fees have been restated to reflect contractual changes to the Fund’s Investment Advisory Agreement effective August 31, 2015.

(25)              Other operating expenses have been restated to reflect contractual changes to the fund’s administration agreement effective January 1, 2015.

(26-1)   The advisor and the trust have entered into an expense limitation agreement whereby the advisor will waive a portion of its fees or reimburse certain fund expenses (excluding dividend and interest expense related to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of acquired fund fees and expenses, if any, and other extraordinary expenses not incurred in the ordinary course of business) to limit annual fund operating expenses to 1.21% of average monthly net assets through April 29, 2017. This expense limitation can be terminated by a vote of the fund’s board of trustees if it deems the termination beneficial to the shareholders. The terms of the advisor’s expense limitation agreement provide that the advisor is entitled to recoup, subject to approval by the fund’s board, such amounts waived or reimbursed for a period of up to three years from the year in which the advisor reduced its compensation or assumed expenses for the fund.  No recoupment will occur unless the fund’s operating expenses are below the expense limitation amount.

(27-1)   The advisor and the trust have entered into an expense limitation agreement whereby the advisor will waive a portion of its fees or reimburse certain fund expenses (excluding dividend and interest expense related to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of acquired fund fees and expenses, if any, and other extraordinary expenses not incurred in the ordinary course of business) to limit annual fund operating expenses to 0.97% for Active Bond through April 29, 2017.  This expense limitation can be terminated by a vote of the fund’s board of trustees if it deems the termination beneficial to the shareholders. The terms of the expense limitation agreement provide that the advisor is entitled to recoup, subject to approval by the fund’s board, such amounts waived or reimbursed for a period of up to three years from the year in which the advisor reduced its compensation or assumed expenses for the fund.  No recoupment will occur unless the fund’s operating expenses are below the expense limitation amount.

The following changes will be effective December 1, 2015.

The Fidelity VIP Money Market Portfolio will change its name to Fidelity VIP Government Money Market Portfolio.  All references in the prospectuses are changed accordingly.

In Part 3 — Your Investment Options, in the section titled “The Variable Account Options,” subsection titled Fidelity® Variable Insurance Products, the description of the Fidelity VIP Money Market Portfolio is replaced with the following:

Fidelity VIP Government Money Market Portfolio

The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.  The Portfolio normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully, i.e., collateralized by cash or government securities.  The Portfolio may invest in U.S. Government securities issued by entities that are chartered or sponsored by Congress, but whose securities are neither issued nor guaranteed by the U.S. Treasury.  The Portfolio invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

The following changes will be effective on or about November 30, 2015.

Touchstone Advisors, Inc., advisor to the Touchstone Variable Series Trust funds, has announced it intends to make the changes described below on or about November 30, 2015, subject to shareholder approval.   If the changes are approved, the following changes will take effect in your variable annuity prospectus:

In Part 3 — Your Investment Options, in the section titled “The Variable Account Options,” subsection titled Touchstone® Variable Series Trust, the description of the Touchstone VST Large Cap Core Equity Fund is replaced with the following:

Touchstone VST Large Cap Core Equity Fund

The fund seeks to provide investors with long-term capital growth.  The fund invests at least 80% of its total assets in common stocks of large-cap companies, defined as companies with market capitalizations in the range of the Russell 1000 Index, at the time of purchase.  The fund seeks to purchase financially stable large-cap companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to the company’s respective private market values.  The fund will generally consist of 30-40 securities.  London Company of Virginia, LLC d/b/a The London Company, 1801 Bayberry Court, Suite 301, Richmond, Virginia, 23226, is the sub-advisor for the fund.

The following changes were effective October 1, 2015.

Fidelity VIP Portfolios, including the VIP Freedom and VIP Target Volatility Portfolio, are advised by Management & Research Company, located at 245 Summer Street, Boston, MA 02210.  Strategic Advisers, Inc., no longer advises the VIP Freedom and Target Volatility Portfolios.

The following changes were effective September 30, 2015.

Morgan Stanley Investment Management, Inc., advisor to The Universal Institutional Funds, Inc., decreased the management fee and the total annual expenses of the Morgan Stanley UIF Emerging Markets Equity, Class II Portfolio.

The information in Appendix G about this Portfolio is replaced with the following:

Total Annual Portfolio Operating Expense Table

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Contractual Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
Morgan Stanley UIF Emerging Markets Equity, Class II(13), (13-1), (15)	0.95%	0.25%	0.45%	0.00%	1.65%	0.25%	1.40%

(13) The Board of Directors of The Universal Institutional Funds, Inc. approved an amendment to the Plan of Distribution reducing the distribution (12b-1) fee for the Portfolio’s Class II shares from 0.35% to 0.25% effective May 1, 2015. The distribution (12b-1) fee shown in the table above has been restated to reflect such change.

(13-1)The Management Fees have been restated to reflect the decrease in the advisory fee schedule effective September 30, 2015.

(15) The Portfolio’s Advisor has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.40%.  In addition, the Portfolio’s “Distributor,” Morgan Stanley Distribution, Inc., has agreed to waive 0.20% of the 0.25% 12b-1 fee that it may receive.  These fee waivers and/or expense reimbursements will continue for at least one year or until the Board of Directors of The Universal Institutional Funds, Inc. acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

For more information about the Portfolios, including the risks of investing, refer to each Portfolio’s prospectus.  For a prospectus, contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-325-8583.